SUPPLEMENT DATED SEPTEMBER 10, 2013
TO THE PROSPECTUS
DATED JUNE 26, 2013, AS AMENDED ON SEPTEMBER 10, 2013

Arden Alternative Strategies II

Series of Arden Investment Series Trust

The Fund intends to commence operations on or about November 1, 2013 and shares of the Fund are expected to be made available to the general public following November 27, 2013.  Prior to November 27, 2013, only Class I Shares are available to investors and are offered only to investors who are: (1) individual investors (investing the minimum initial investment of $5,000,000) with an individual net worth, or joint net worth with the person’s spouse, that exceeds $1 million at the time of the purchase, excluding the value of the primary residence of such person; or individual investors with income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year; (2) a bank, insurance company or other financial institution investing the minimum initial investment of $5,000,000; (3) any other corporation that meets a minimum investment amount of $5 million; or (4) an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if the employee benefit plan has total assets of $1 billion or more, or makes a minimum initial investment of $50 million in the Fund.  Below are additional changes supplementing the Prospectus. Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.  Please retain this Supplement for future reference.

I.            Expense Limitation Agreement

The following sentence is added to the end of the sixth paragraph in the Fund Management section of the Fund’s Prospectus:

The Adviser has voluntarily agreed to reduce the Expense Limitation from 2.50% to 1.99% (on an annualized basis) for the first six months of the Fund’s operation.

II.            Adviser’s Performance

The following paragraphs are added as “Appendix A” to the Fund’s Prospectus:

Adviser Performance Information

Arden Alternative Strategies II (the “Fund”) is scheduled to commence operations on or about November 1, 2013 and, thus, has no operating history as of the date hereof.  However, the Fund's investment adviser, Arden Asset Management LLC (the “Adviser”), employs an investment program for another series of the Arden Investment Series Trust (the “Other Series”) that is substantially the same as the investment program that it employs in managing the Fund.  The Other Series commenced operations on December 3, 2012 and its returns are shown in the following tables and bar charts.

The tables and bar charts set forth performance information of the Other Series and various indices for the periods indicated.  The returns shown for the Other Series reflect the actual fees and expenses incurred by the Other Series.  The tables should be read in conjunction with the notes thereto.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER SERIES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Prospective investors should recognize that certain classes of shares of the Fund bear fees and expenses that may be higher than those of the Other Series.  Accordingly, had the Other Series’ performance records reflected such Fund shares’ fees and expenses, the Other Series’ returns shown in the table may have been lower.  The future performance of the Fund, the Other Series and the various indices may differ.

OTHER SERIES PERFORMANCE1

	Jan.	Feb.	March	April	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	YTD as of 7/31/13
2012												0.40%	0.40%
2013	1.39%	0.29%	1.27%	0.19%	-0.29%	-0.87%	1.07%						3.09%

The average annual returns table compares average annual returns of the Other Series’ past performance to those of a broad-based securities market index.  Returns are based on past results and are not an indication of future performance.  Returns are shown as of June 30, 2013.

Since Inception (12/3/12)
Average Annual Return Before Taxes	2.40%
Average Annual Return After Taxes on Distributions[2]	2.40%
Average Annual Return After Taxes on Distributions and Sale of Fund Shares[2]	1.36%
HFRX Absolute Return Index[3]	2.24%

[1]	The performance data provided for the Other Series was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

[2]	After tax-returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from these shown and after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

[3]	The Index is an unmanaged index composed of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The Index reflects the reinvestment of dividends but does not reflect fees, brokerage commissions, taxes or other expenses of investing. The Index is not intended to imply the Fund’s past or future performance. A direct investment in the Index is not possible.

OTHER DISCLOSURES

This information is intended for illustration purposes only.  No index is directly comparable to the Other Series.  Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by the Adviser, including the Fund.  There is no guarantee that the Fund will achieve its investment objective.

Arden Alternative Strategies II

Series of Arden Investment Series Trust

Prospectus Dated June 26, 2013, as amended on September 10, 2013

Class A Shares (ARETX)

Class C Shares (CARDX)

Class R Shares (RARDX)

Class I Shares (IARDX)

Class W Shares (ARDWX)

This Prospectus describes Arden Alternative Strategies II (the “Fund”), a series of shares offered by Arden Investment Series Trust.

This Prospectus has information about the Fund that you should know before you invest.  You should read it carefully and keep it with your investment records.  As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus.  Any representation to the contrary is a criminal offense.

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

Table of Contents

SUMMARY OF THE FUND
Investment Objective

The Fund seeks to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class I	Class W

Maximum Sales Charge (Load) Imposed on Purchases	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load)	1.00%	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.85%	1.85%	1.85%	1.85%	1.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.50%	None	0.25%
Other Expenses (excluding dividend and interest expenses)[1]	0.25%	0.25%	0.25%	0.25%	0.25%
Dividend and Interest Expenses on Short Positions[1]	0.28%	0.28%	0.28%	0.28%	0.28%
Total Other Expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	2.63%	3.38%	2.88%	2.38%	2.63%
Less Fee Waiver/Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Net Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	2.63%	3.38%	2.88%	2.38%	2.63%

1	"Other Expenses" (including dividend and interest expenses) are based on estimates for the current fiscal year.
2	The Fund's investment adviser, Arden Asset Management LLC, and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) described in detail on pages 30-31 of this Prospectus. The Expense Limitation Agreement will remain in effect through the conclusion of the Fund’s third full fiscal year, unless sooner terminated at the sole discretion of the Board. In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.

Expense Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs at the end of each period would be:

	1 Year	3 Years
Class A	$826	$1,345
Class C	$341	$1,039
Class R	$291	$892
Class I	$241	$742
Class W	$266	$817

Portfolio Turnover.  The Fund, which has not yet commenced operations, will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account.  These costs, which will not be reflected in annual fund operating expenses or in the Example above, will reduce the Fund's performance.

Principal Investment Strategies

In pursuing the Fund’s objective, Arden Asset Management LLC (the “Adviser”) seeks to enable the Fund to achieve a low beta to the major equity and fixed income markets, through the allocation of the assets of the Fund among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment strategies.  The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser.  When allocating assets among Sub-Advisers, the Adviser considers a range of factors including each Sub-Adviser's investment style and historical performance, as well as various characteristics of the Sub-Adviser's expected investment portfolio.

The main strategies that may be employed by the Fund's Sub-Advisers include:

•	Relative Value Strategies, which seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments;
•	Event Driven Strategies, which involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events;

•	Global Macro/Fixed Income Strategies, which seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis; and
•	Equity Hedge (Long/Short) Strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors.
•	Tactical and Other Strategies, which relate to a variety of strategic and opportunistic investment strategies not captured above, such as short-term trading opportunities.

As a result of the Sub-Advisers' strategies, the Fund may invest in long and short positions in, among other investments:  equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, financial futures and options thereon, foreign currency forward contracts, and in asset-based investments such as real estate mortgages and tax liens.  Derivatives may be used by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes.

The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use.  The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.

Additionally, up to 20% of the Fund's assets may be managed directly by the Adviser.  The Adviser may invest up to 10% of these assets in hedge funds, funds traded publicly on foreign exchanges, and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies (“Underlying Funds”).  A portion of the Fund's net assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Subsidiary”).  Any Subsidiary will be advised by the Adviser and may invest its assets in Underlying Funds or limited liability companies or other business entities (each, a “Trading Entity”), the trading of each of which will be managed on a discretionary basis by a different third-party manager or Sub-Adviser, typically a commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor's commodity-related investment program (a “managed futures program”).  All or a portion of a Subsidiary's assets may also be managed directly by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.

Principal Investment Risks

The Fund's investments are subject to a variety of risks that may cause the Fund's net asset value to fluctuate over time.  Therefore, the value of your investment in the Fund could decline and you could lose money.  Also, there is no assurance that the Adviser or the Sub-Advisers will achieve the Fund's objective.

As an investor in the Fund, your investment is subject to the following risks:

•	Multi-Manager Risk is that the success of the Fund's investment strategy depends on, among other things, the Adviser's ability to select Sub-Advisers to implement the Fund's investment objective and the Adviser's success in allocating assets to those Sub-Advisers.
•	Event-Driven Trading involves the risk that the event identified may not occur as anticipated or may not have the anticipated effect, which may result in a negative impact upon the market price of securities held by the Fund.
•	Equity Market Risk is the risk that the market value of the securities in which the Fund invests may fall or fail to rise.
•	Market Volatility Risk is the risk that markets are volatile and the values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values.
•	Company Risk is the risk that a company in which the Fund is invested may perform poorly, and therefore, the value of its stocks and other securities may decline.
•	Differential Strategy Risk. Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by other funds, accounts or other investment vehicles managed by the Adviser or Sub-Adviser (“Related Accounts”), which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.
•	Risks of Foreign Investing is the risk that because the Fund may invest in foreign securities, the Fund may be subject to the risks associated with foreign securities, such as country risk (the potentially adverse political, economic and other conditions of the country), currency risk (the constantly changing exchange rate between a local currency and the U.S. dollar) and custody risk (the risk associated with the process of clearing and settling Fund trades in foreign markets). This risk also includes the risk of investing in offshore funds, which are not subject to the investor protections of the Investment Company Act of 1940 (the “1940 Act”) and also give rise to the aforementioned risks of foreign investing. Changes in tax and other laws could also adversely affect investments in offshore Underlying Funds.
•	Emerging and Developing Markets Risk is the risk associated with the Fund's investments in securities of companies located or traded in developing or emerging markets, which are at an early stage of development and are significantly volatile. Therefore, the above risks of foreign investing are often more pronounced in these markets.

•	Derivatives may be a significant component of the Fund's investment strategy. Derivatives are subject to the risk that gains or losses may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss. Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and are subject to the following additional risks:
o	Counterparty credit risk (the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment, and any recovery may be delayed);
o	Hedging risk (the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains);
o	Correlation risk (the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses);
o	Liquidity risk (the risk that the derivative instrument may be difficult or impossible to sell or terminate); and
o	Leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument).
•	Derivatives Futures Risk is the risk that the Fund may be exposed to if it enters into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. These risks are in addition to the general “Derivatives Risks” described above.
•	Derivatives Options Risk is the risk that the Fund may be exposed to when it purchases or sells call or put options, which are in addition to the risks relating to “Derivatives” described above. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset's value above the call price.

•	Derivatives Swaps Risk involves greater risks than direct investment in the underlying securities, because swaps are subject to the risks relating to “Derivatives” described above. Further, total return swaps are also subject to the particular risk that the swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses.
•	Short Sales are expected to comprise a significant component of the Fund's investment strategy. It is considered a speculative investment practice. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales may also subject the Fund to leverage risk (i.e., the risk that losses could well exceed the Fund's investment). This can occur, for example, when the Fund fails to earn as much on an investment purchased with borrowed funds as it pays for the use of those funds. There can be no assurance that securities necessary to cover a short position will be available for purchase.
•	Debt Securities held by the Fund are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. The Fund may invest in “high yield”, lower rated (or unrated) securities (commonly referred to as “junk bonds”). These instruments are considered speculative and have a much greater risk of default, thereby subjecting the Fund to greater degrees of credit risk (risk of loss) and interest rate risk than higher-rated securities.
•	Convertible Securities held by the Fund are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the stock into which they convert, and are thus subject to market risk.
•	Leverage. Some or all of the Fund's Sub-Advisers may borrow money from banks for investment purposes and, thus, the Fund may make margin purchases of securities, to the extent permitted by the 1940 Act. This practice, which is known as “leverage,” is speculative and can involve significant risk of loss. The Fund is also subject to leverage risk in connection with the Sub-Advisers' speculative investment practices, such as using short sales, reverse repurchase agreements, derivatives or other instruments where the risk of loss exceeds the amount invested.

Annual Total Returns

A bar chart and past performance table are not included in this Prospectus because the Fund has not completed a full calendar year of operations.  After completion of its first calendar year of operations, the Fund will present these items and compare its performance to the performance of an index (showing how the Fund's average annual returns over various periods compare with those of its index).

Fund Management

Investment Adviser.  Arden Asset Management LLC, located at 375 Park Avenue, 32nd Floor, New York, New York 10152, manages the investments of the Fund pursuant to an investment advisory agreement.

Portfolio Managers of the Adviser.   The overall management of the Fund's portfolio is the responsibility of the Adviser's Investment Committee, which is comprised of Averell H. Mortimer, Henry P. Davis, Ian McDonald and Shakil Riaz.

The Investment Committee is responsible for analysis of investment strategies, including strategies to be added to the Fund, and searches for and research on new potential Sub-Advisers and for security selection when the Adviser invests the Fund’s assets directly.  Each member of the Investment Committee has managed the Fund since its inception.

Sub-Advisers.  The Adviser currently intends to allocate assets for each investment strategy to the following Sub-Advisers, which allocations may be adjusted at any time:

Investment Strategy	Sub-Adviser
Event Driven	Babson Capital Management LLC
Equity Hedge (Long/Short)	Chilton Investment Company, LLC
Relative Value	CQS (US), LLC
Global Macro/Tactical and Other	D. E. Shaw Investment Management, L.L.C.
Global Macro	Eclectica Asset Management LLP
Global Macro	Estlander and Partners, Ltd.
Relative Value	Matlin Patterson -- MPAM Credit Trading Partners, L.P.
Equity Hedge (Long/Short)	Numeric Investors LLC
Relative Value (Equity)	Peak 6 Advisors LLC
Relative Value (Equity)	Santa Fe Partners LLC
Event Driven	York Registered Holdings, L.P.

In the discretion of the Adviser, at any time, the Fund may have no assets allocated to one or more Sub-Adviser(s) (i.e., a zero allocation).  In fact, at the inception of the Fund (based on a variety of factors, including expected Fund asset levels), it is currently expected that only a subset of the above Sub-Advisers will be allocated Fund assets to manage.  These allocations may change at any time (or not at all).

Purchase and Sale of Fund Shares

The minimum initial investment for Class A, Class C, Class R Shares and Class W Shares is $1,000.  Subsequent investments for those classes must be made in amounts of $500 or more.  The minimum initial investment for Class I Shares is $5,000,000 (with subsequent investments subject to a $1,000 minimum).  The Board may also change minimum investment amounts at any time.  The Fund retains the right to refuse to accept an order.

Eligible shareholders may purchase or redeem Fund shares on any business day by written request via mail (Arden Alternative Strategies II Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-773-7145, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

Class A and Class C Shares are offered for investment through authorized securities brokers and other financial intermediaries.  Class R Shares are available through eligible employee benefit plans (“Qualified Plans”) approved by the Fund or the Adviser.  Class W Shares are primarily offered to investors through the following types of products, programs or accounts offered by financial intermediaries:  (1) self-directed accounts on transaction-based platforms that may or may not charge a transaction fee; (2) employer-sponsored retirement plans; (3) certain broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts; and (4) insurance products and bank/trust products where fees are being charged.

Class I Shares are offered to investors meeting the $5 million minimum initial investment that fall into one or more the following categories:  (1) other mutual funds, endowments, foundations, bank trust departments or trust companies; (2) retirement plans such as 401(a), 401(k) or 457 plans; (3) certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund; (4) registered investment advisers investing on behalf of clients in exchange for an advisory, management or consulting fee; (5) certain broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts; and (6) clients of the Adviser.  Class I Shares may also be offered for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

Tax Information

In general, Fund distributions are taxable to you, for federal income tax purposes, as ordinary income, qualified dividend income or capital gains.  This is true whether you reinvest your distributions in additional Shares or receive them in cash.  When you sell Shares, you may have a capital gain or loss.

Financial Intermediary Compensation

The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose Shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser or the Fund’s distributor, out of their own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell Shares of the Fund.  These payments and compensation are in addition to service fees paid by the Fund, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary.  Compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund.  The Adviser or the Fund’s distributor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold.

These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment.  Ask your financial intermediary or visit its website for more information.

MORE INFORMATION ABOUT INVESTMENT OBJECTIVE,
STRATEGIES AND RELATED RISKS

More Information about the Fund's Principal Investment Strategies.

The Fund seeks to achieve its investment objective through a multi-manager approach by which the Adviser allocates the assets of the Fund among a number of Sub-Advisers that employ a variety of alternative investment strategies.  The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser.  The Adviser seeks to identify Sub-Advisers that, based on their investment strategies and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and enable the Fund as a whole to achieve a low beta to the major equity and fixed income markets.

The main strategies that may be employed by the Fund and its Sub-Advisers include:  relative value, event driven, global macro/fixed income, equity hedge and tactical investment strategies.  The Adviser also may allocate the Fund's assets to additional strategies in the future.  There is no assurance that any or all of the strategies discussed in this prospectus will be used by the Adviser or Sub-Advisers.

The Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, exchange-traded funds (“ETFs”), financial futures and options thereon, foreign currency forward contracts, and in asset-based investments such as real estate mortgages and tax liens.  Derivatives may be used by the Fund for a variety of purposes, such as to enhance returns, increase investment flexibility or speculate on a targeted investment opportunity, or for hedging purposes.  In addition, the Fund may use derivatives products, such as total return swaps, options or other instruments, for purposes of seeking economic exposure to various alternative investment strategies.

The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use.  The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.

Additionally, up to 20% of the Fund's assets may be managed directly by the Adviser.  The Adviser may invest up to 10% of these assets in hedge funds (i.e., funds that rely on Sections 3(c)(1) or 3(c)(7) of the 1940 Act, excluding any Subsidiary, which is not subject to this limitation), funds traded publicly on foreign exchanges, and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies (“Underlying Funds”).  A portion of the Fund's assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (a “Subsidiary”).  Any Subsidiary will be advised by the Adviser and may invest its assets in Underlying Funds or limited liability companies or other business entities (each, a “Trading Entity”), the trading of each of which will be managed on a discretionary basis by a different third-party manager or Sub-Adviser, typically a commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor's commodity-related investment program (a “managed futures program”).  All or a portion of a Subsidiary's assets may also be managed directly by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.

The Adviser may allocate assets to Underlying Funds or the Subsidiary in circumstances where, for example, a Sub-Adviser is not available to implement a particular strategy or style sought by the Adviser, or pending approval of a Sub-Adviser by the Board.  In addition, the Adviser may use derivatives products for the Fund, such as total return swaps, options or managed derivatives products, for purposes of seeking economic exposure to various alternative investment strategies, producing incremental earnings or hedging existing positions and for investment flexibility.

The Adviser allocates the assets of the Subsidiary among the Trading Entities or Trading Advisors typically to provide exposure to managed futures programs or Underlying Funds employing managed futures or other strategies.  The Adviser expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

The main strategies that may be employed by the Fund include:

Relative Value.  Relative value strategies typically seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments and can include the following strategies:

•	Credit - Relative Value. This strategy involves seeking to exploit differences in relative pricing between securities within an issuer's capital structure or between related instruments referencing an issuer or issuers where historical relationships are mis-priced and there is reason to believe they may converge or diverge. These strategies are generally implemented by taking off-setting long and short positions in similar or related securities when their values, which are historically or mathematically interrelated, are temporarily distorted. This strategy also encompasses Sub-Advisers who trade credit exposures on a fundamental basis seeking returns from both long and short positions. Credit Relative Value strategies primarily trade corporate debt instruments, bank loans and municipal bonds, however they may also invest in equities and credit derivatives (both single name and indices).
•	Equity (Market Neutral – Fundamental/Trading). This strategy utilizes primarily discretionary, qualitative processes to select securities and construct equity portfolios that are typically sought to be managed with relatively low net long or short exposure–typically +/-20%. This strategy incorporates both high-turnover active trading styles, as well as longer-horizon fundamentally oriented investment approaches.

•	Equity (Market Neutral – Quantitative). This strategy utilizes quantitative processes to screen and select securities and to construct portfolios that are typically sought to be managed with a relatively low long/short net exposure. The strategy typically incorporates longer term fundamentally-driven strategies and short term technically-driven statistical arbitrage strategies.
•	Fixed Income Relative Value. This strategy focuses on taking advantage of temporary pricing anomalies in, along, and between related instruments in interest rate and currency markets (both through direct trades and related derivative instruments). Trades are often based on deviations from historical relationships, with the expectation of mean reversion over time or a catalyst generating the correction. Trades can be directional or conditional in nature and are almost always expressed through derivative transactions, including futures, interest rate swaps, options, options on swaps and forwards.
•	Convertible Arbitrage. This strategy typically involves seeking to take advantage of the convex price relationship between a convertible bond and the underlying equity by buying the convertible security and simultaneously trading a short position in the underlying equity according to the changing price relationship. (The “convex price relationship” means that as the value of a bond yield increases, the price of the bond decreases.)
•	Volatility Arbitrage. This strategy involves seeking to exploit mis-pricings in volatility between options or between the relative volatility of options versus their underlying securities, primarily in equity and fixed income markets, but also in credit and currency markets.

Event-Driven.  Event-driven strategies, a number of which are depicted below, involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events.  Such events may include mergers, acquisitions, recapitalizations, restructurings, spinoffs, divestitures, management change, new products or offerings, and other situations which alter a company's structure, strategy or prospects.

•	Equity – Event. This strategy focuses on catalyst-driven investment opportunities which may arise from a wide range of company-specific or industry-related events, legislative or regulatory changes, industry consolidations or other events.
•	Credit – Event. This strategy involves investing in catalyst-driven opportunities created by significant events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate restructurings. Trades are primarily expressed in the debt securities of companies, but may include all parts of a company's capital structure including equity. This strategy also incorporates other credit or fixed income instruments such as municipal bonds and loan origination investments, which typically focus on providing asset-based loans, real estate-related investments, bridge financing, and mezzanine financing.

•	Risk Arbitrage. This strategy involves investing in securities of companies that are subject to publicly announced corporate events such as an acquisition, merger, divestiture, tender offer or exchange offer. Typically, the share price of the target company will trade at a discount to the purchase price offered by the acquiring company due to uncertainty regarding the successful completion of the transaction. Successful execution of the strategy requires the manager to assess the probability and likely timing of the proposed transaction being completed. The Sub-Adviser must then determine whether the spread between the offer price and the market price provides sufficient compensation for assuming the risk of the transaction failing to complete. Where the Sub-Adviser concludes that a transaction is likely to fail, the trade will consist of a short position in the target company and long position in the acquiring company.
•	Stressed/Distressed Credit. This strategy involves investing in securities of companies under financial stress or involved in formal bankruptcy proceedings. While the strategy is predominantly oriented towards debt instruments, investments may be made across a company's capital structure (including bank loans, bonds, subordinated debt and equity). Derivatives such as credit default swaps and listed options may be used both for hedging purposes and to express risk.

Global Macro.  Macro strategies (examples of which are depicted below) seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis.  A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and products.

•	Discretionary Global. This strategy involves using fundamental and macroeconomic inputs to identify investment opportunities across a broad array of asset classes and geographies. Certain Sub-Advisers may exhibit greater specialization in a particular asset class or region where they are able to leverage a greater informational advantage, given prior experience or mandate focus. This strategy is often not market neutral and typically involves directional trades as well as relative value spread trades between related instruments.
•	Systematic Relative Value / CTA (Commodity Trading Advisors). This strategy employs a model driven approach to trading within major global asset classes, including equities, interest rates, commodities and currencies, as well as futures and options instruments. The strategy may be expressed with a relative value or directional bias and include both fundamental and purely technical (price, volume, open interest etc.) inputs. For CTAs, the investment universe is typically limited to exchange listed futures and trade signals are generally based on indicators such as moving averages, crossovers (oscillators), breakouts, relative strength indices (RSIs), and other chart/pattern based indicators. CTA strategies tend to be counter-cyclical to traditional markets and rely on momentum and market trends.

Equity Hedge (Long/Short) Strategies.  The Fund may also utilize Equity Long/Short strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors.  Certain of these strategies are generally implemented by employing rigorous bottom up fundamental research to properly incorporate all available company specific news and information to determine if the market has under or over-discounted the fair value of a stock thereby presenting buying or selling opportunities.

Tactical and Other Strategies.  Sub-Advisers may invest in a variety of strategic and opportunistic investment strategies not captured above, such as short-term trading opportunities.  Many of the Sub-Advisers have the discretion to invest in multiple strategies or to use combinations of the strategies summarized above.  The Adviser and the Sub-Advisers also have the discretion to invest in high quality fixed income securities, cash and cash equivalents.  The Adviser may, in its discretion, select Sub-Advisers who trade in non‑U.S. markets and/or securities that are not U.S. dollar-denominated.

The Adviser currently intends to allocate assets for each investment strategy to the following Sub-Advisers:

Investment Strategy	Sub-Adviser
Event Driven	Babson Capital Management LLC
Equity Hedge (Long/Short)	Chilton Investment Company, LLC
Relative Value	CQS (US), LLC
Global Macro/Tactical and Other	D. E. Shaw Investment Management, L.L.C.
Global Macro	Eclectica Asset Management LLP
Global Macro	Estlander and Partners, Ltd.
Relative Value	MatlinPatterson -- MPAM Credit Trading Partners L.P.
Equity Hedge (Long/Short)	Numeric Investors LLC
Relative Value (Equity)	Peak 6 Advisors LLC
Relative Value (Equity)	Santa Fe Partners LLC
Event Driven	York Registered Holdings, L.P.

Babson Capital Management LLC

The Adviser has entered into a sub-advisory agreement with Babson Capital Management LLC to manage a portion of the Fund's assets using Event Driven strategies. Babson Capital Management LLC is located at 1500 Main Street, Springfield, MA 01115.

Chilton Investment Company, LLC

The Adviser has entered into a sub-advisory agreement with Chilton Investment Company, LLC to manage a portion of the Fund's assets using Equity Hedge (Long/Short) strategies.  Chilton Investment Company, LLC is located at 1290 East Main Street, Floor 1, Stamford, CT 06902.

CQS (US), LLC

The Adviser has entered into a sub-advisory agreement with CQS (US), LLC to manage a portion of the Fund's assets using Relative Value - Credit strategies. CQS (US), LLC is located at 152 West 57th Street, 40th Floor, New York, NY 10019.

D. E. Shaw Investment Management, L.L.C.

The Adviser has entered into a sub-advisory agreement with D. E. Shaw Investment Management, L.L.C. to manage a portion of the Fund’s assets using Global Macro/Tactical and Other strategies.  D. E. Shaw Investment Management, L.L.C. is located at 1166 Avenue of the Americas, Ninth Floor, New York, New York 10036.

Eclectica Asset Management LLP

The Adviser has entered into a sub-advisory agreement with Eclectica Asset Management LLP to manage a portion of the Fund's assets using Global Macro strategies. Eclectica Asset Management LLP is located at 6 Salem Road, London W2 4BU, United Kingdom.

Estlander and Partners, Ltd.

The Adviser has entered into a sub-advisory agreement with Estlander and Partners, Ltd. to manage a portion of the Fund's assets using Global Macro-Systematic Relative Value / CTA strategies.  Estlander and Partners, Ltd. is located at Pohjoisesplanadi 25 B 2nd fl., FIN-00100 Helsinki, Finland.

MatlinPatterson -- MPAM Credit Trading Partners L.P.

The Adviser has entered into a sub-advisory agreement with MPAM Credit Trading Partners L.P.
 to manage a portion of the Fund's assets using Relative Value – Credit strategies.  MPAM Credit Trading Partners L.P. is located at 600 Superior Avenue East, Suite 2550, Cleveland, OH 44114.

Numeric Investors LLC

The Adviser has entered into a sub-advisory agreement with Numeric Investors LLC to manage a portion of the Fund's assets using Equity Hedge (Long/Short) – Quantitative strategies. Numeric Investors LLC is located at 470 Atlantic Avenue, 6th floor, Boston, MA 02210.

Peak 6 Advisors LLC

The Adviser has entered into a sub-advisory agreement with Peak 6 Advisors LLC to manage a portion of the Fund's assets using Relative Value – Equity (Market Neutral – Fundamental/Trading) strategies. Peak6 is located at 141 W. Jackson Boulevard, Suite 500, Chicago, IL 60604.

Santa Fe Partners LLC

The Adviser has entered into a sub-advisory agreement with Santa Fe Partners LLC to manage a portion of the Fund's assets using Relative Value – Equity (Market Neutral – Quantitative) strategies. Santa Fe Partners LLC is located at 1512 Pacheco Street, Suite D202, Santa Fe, NM 87505.

York Registered Holdings, L.P.

The Adviser has entered into a sub-advisory agreement with York Registered Holdings, L.P. to manage a portion of the Fund's assets using Event Driven strategies.  York Registered Holdings, L.P. is located at 767 Fifth Avenue, New York, NY 10153.

Sub-Adviser Selection Process.  The Adviser is responsible for selecting Sub-Advisers and determining the portion of the Fund's assets to be allocated to each Sub-Adviser.  Sub-Advisers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser:  an analysis of the Sub-Adviser's performance during various time periods and market cycles, the Sub-Adviser's reputation, experience, training and investment philosophy, process and policies, the Sub-Adviser's operational strength and resources, whether the Sub-Adviser has an identifiable track record and/or the degree to which the Sub-Adviser has a personal investment in the investment program.  Sub-Advisers, however, are not required to follow the same investment style they follow in their Related Accounts.  They may take into account various business, regulatory and other considerations when investing the Fund’s assets, so that the historical performance of such Related Accounts may not be representative of the potential performance of the Fund assets allocated to the Sub-Advisers.

The Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities.  The Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment.  In fact, the Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation.  The Adviser monitors each Sub-Adviser on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics.  The identity and number of Sub-Advisers is likely to change over time. Based on the Adviser's ongoing evaluation of the Sub-Advisers, the Adviser may, at any time, adjust allocations among Sub-Advisers, or make recommendations to the Fund's Board of Trustees with respect to the hiring, termination or replacement of Sub-Advisers.

Principal Risks

The Fund's investments are subject to a variety of risks which may cause the Fund's net asset value (the “NAV”) to fluctuate over time.  Therefore, the value of your investment in the Fund could decline and you could lose money.  The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Adviser's allocation decisions.  Many of the Fund's strategies involve “speculative” investment programs.  Thus, as an investor in the Fund, you could be subject to much greater risk of loss than an investor in other mutual funds.  Also, there is no assurance that the Adviser or the Sub-Advisers will achieve the Fund's objective.

As an investor in the Fund, your investment is subject to the following risks:

Multi-Manager Risk.  Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its goal.  To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers and on a Sub-Adviser's skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-Advisers will be successful in this regard.

The investment strategies employed by the Sub-Advisers may not be complementary, which could adversely affect the performance of the Fund.  In addition, the Sub-Advisers may have little experience managing mutual funds which, unlike hedge funds (with which the Sub-Advisers are experienced), are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Event-Driven Trading involves the risk that the special situation identified may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Equity Market Risk.  The market value of the securities in which the Fund is invested may fall or fail to rise.  Market risk may affect a single issuer, sector of the economy, industry, or global markets as a whole.  The market value of securities may fluctuate, sometimes rapidly and unpredictably.  This risk is generally greater for small companies, which tend to be more vulnerable to adverse developments.  In addition, investments in a particular region or developing or emerging countries may cause the Fund to underperform other mutual funds if that country, region or group of countries falls out of favor with the relevant markets.

Market Volatility Risk. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact the market as a whole. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance. Market volatility may disrupt a Sub-Adviser's investment program if it abruptly changes pricing relationships on which the Sub-Adviser was basing an arbitrage strategy.  Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on which a Sub-Adviser was basing its investment strategy.  Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities.  Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets.

Company Risk.  A company may perform poorly, and therefore, the value of its stocks and other securities may decline.  Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructuring, fraudulent disclosures or other factors.

Differential Strategy Risk.  Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by the Adviser’s or Sub-Advisers’ Related Accounts.  This may result in the Adviser or Sub-Advisers making purchase or sale decisions for Related Accounts which differ from or are contrary to the purchase or sale decisions they make for the Fund, which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.

Risks of Foreign Investing.  The Fund may invest in foreign securities, which are subject to the following risks in addition to the risks normally associated with domestic securities of the same type:

•	Country risk refers to the potentially adverse political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.

•	Currency risk refers to the constantly changing exchange rate between a local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

•	Custody risk refers to the process of clearing and settling Fund trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging and Developing Markets Risk.  The Fund may invest in securities of companies located or traded in developing or emerging markets.  The foregoing risks of foreign investing are more pronounced with respect to these securities due to the dramatic pace of change (economic, social and political) in these countries.  Many of these markets are at an early stage of development and are significantly volatile.  They can be marked by extreme inflation, devaluation of currencies, dependency on certain trade partners and hostile relations.

Liquidity Risk.  Liquidity risk is the risk arising from a lack of marketability of certain securities, which may make it difficult or impossible to sell at desirable prices in order to minimize loss.  The Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity.

Derivatives Risk.  Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.

Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss.  Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and the following additional risks:

•	Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. As mentioned below, the Fund may have one or more prime brokerage relationships which further magnifies counterparty credit risk as certain derivative transactions are likely to be concentrated among one or two counterparties, and therefore increase the Fund’s credit risk exposure to such counterparties.

•	Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

•	Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

•	Liquidity risk is the risk that an instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the Adviser or Sub-Adviser would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or forgoing another, more appealing investment opportunity.

•	Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Asset-Backed Securities Risk.  The Fund may invest in asset-backed securities. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Derivatives Risk - Futures Contracts.  The Fund may enter into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.  These risks are in addition to the general “Derivatives Risks” described above.

Derivatives Risk – Options.   The Fund may purchase call or put options.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option.  For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.  If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price.  If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price.  If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset's value above the call price.

These risks are in addition to the general “Derivatives Risks” described above.

Derivatives Risk – Swaps.  Swaps involve greater risks than direct investment in the underlying securities, because swaps are subject to the risks related to “Derivatives” described above.   Total return swaps are also subject to the particular risk that the swaps could result in losses if the underlying asset or reference does not perform as anticipated.  In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Such transactions can have the potential for unlimited losses.

Short Sales.  Short sales are expected to comprise a significant component of the Fund's investment strategy.  It is considered a speculative investment practice.  A Sub-Adviser may attempt to limit the Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Sub-Adviser believes possess volatility characteristics similar to those being hedged.  In addition, Sub-Advisers use short sales for non-hedging purposes to pursue their investment objectives.  For example, a Sub-Adviser may effect a short sale of a security if, in the Sub-Adviser's view, the security is over-valued in relation to the issuer's prospects for growth.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer.  The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.  This investment technique is considered speculative.  A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss.  Short sales may also subject the Fund to leverage risk (í.e., the risk that losses could well exceed the Fund's investment).  There can be no assurance that securities necessary to cover a short position will be available for purchase.

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and may deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”).  Currently, the Fund’s Prime Broker is a J.P. Morgan entity. The Fund may add one or more additional Prime Brokers. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets.  This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. The Adviser will monitor the creditworthiness of a Prime Broker.

Debt Securities.  All debt securities held by the Fund are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations.  Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity.  Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities.  Non-investment grade securities, especially “high-yield” bonds (commonly referred to as “junk bonds”), which are speculative investments, have a much greater risk of default and are more sensitive to risks such as credit risk and interest rate risk.  In addition, the markets for non-investment grade securities may be thinner and less active than the markets for investment grade securities.

Convertible Securities.  Convertible securities held by the Fund may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Leverage Risk.  Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques.  The Fund may engage in direct borrowings from banks, and may enter into derivatives, short sales, reverse repurchase agreements, and other transactions, all of which subject the Fund to leverage risk.  The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns.  The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral.  Leverage can also create an interest or other transactional expense that may lower the Fund’s overall returns.  Lastly, there is no guarantee that a leveraging strategy will be successful.  Reverse repurchase agreements, which may be viewed as a form of borrowing and thus subject the Fund to leverage risk, are agreements in which the Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time.  Reverse repurchase agreements carry the additional risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security.

CFTC Regulation.  In implementing the Fund’s investment strategy, the Fund does not intend to qualify for an exemption from registration as a commodity pool under the recently revised Commodity Futures Trading Commission (the “CFTC”) Rule 4.5.  Accordingly, the Fund will be a commodity pool under the Commodity Exchange Act of 1974, as amended (the “CEA”) and the Adviser has applied for registration as a “commodity pool operator” under the CEA.  Unless the CFTC’s and SEC’s overlapping regulations on matters such as disclosure, reporting and recordkeeping are harmonized, the nature and extent of the impact of the new CFTC requirements on the Fund is currently uncertain.  Compliance with the CFTC’s new regulatory requirements (on top of the SEC’s registration and compliance burdens) could increase Fund expenses, adversely affecting the Fund’s total return.

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund.  There is no assurance that the Fund will achieve its objective.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Statement of Additional Information (“SAI”) contains further details about particular types of investment strategies and hedging techniques that may be utilized by the Adviser or a Sub-Adviser, as well as the risks associated with those strategies and techniques.

Additional Risk Factors.  Because of the types of securities in which Sub-Advisers will invest and the investment techniques the Sub-Advisers will use, the Fund is designed for investors who are investing for the long term.  Adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective.  When you redeem your Fund Shares, they may be worth more or less than what you paid for them.  The Fund is subject to certain risk factors in addition to the principal risks described earlier, including:

Investments in Underlying Funds.  The Fund's investments in Underlying Funds subject the Fund indirectly to the underlying risks of the Underlying Funds.  Investments in the securities of other funds involve duplication of advisory fees and certain other expenses.  By investing in an another fund, the Fund becomes a shareholder of that fund.  As a result, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other fund, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.  All, or a substantial portion of, the Underlying Funds may not be registered investment companies and, thus, are not subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

Certain Underlying Funds (not expected to exceed 5% of the Fund's net assets, if any) may also not provide the Fund with the liquidity the Fund requires and would thus subject the Fund directly to “liquidity risk” described above.  Further, even if an investment in an Underlying Fund is deemed liquid at the time of investment, the Underlying Fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting the Fund directly to “liquidity risk.”

Managed Futures Strategy/Commodities Risk.  Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund or the Subsidiary to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk).  To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Quantitative Model Risk.  The Fund may use quantitative methods to select investments.  Securities or other investments selected by a Sub-Adviser using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others.  Any errors or imperfections in a Sub-Adviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the Sub-Adviser’s effective use of such analyses or models effectively, which in turn could adversely affect the Fund’s performance.  There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Depositary Receipts.  Depositary receipts may be issued in a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, where the issuer may not be directly involved.  The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.  Investments in unsponsored depositary receipts may be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities.  Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

Restricted and Illiquid Investments.  Although the Fund will invest primarily in liquid, publicly traded securities, certain investments may not have an active trading market, may be restricted or may be illiquid.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  Because of the absence of a trading market for illiquid investments, the Fund may not be able to sell such investments at prices approximating those at which the Fund values them or at the times it desires to do so.  This may adversely affect the Fund's net asset value.  Illiquid securities may trade at a discount from comparable liquid investments and may be subject to wide fluctuations in value.  Further, where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.  The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities.

ETF Risk. An exchange-traded fund (“ETF”), may not fully replicate the performance of its benchmark index, if any, because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. An ETF based on an underlying index may not be permitted to sell poorly performing stocks that are included in its index.  An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. An ETF may trade in the secondary market at prices below the value of its underlying portfolio and may not be liquid.

Portfolio Turnover.  The Fund may engage in short-term trading.  This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if a Sub-Adviser believes that the sale is in the best interest of the fund (for example, if the Sub-Adviser believes an alternative investment has greater growth potential).  Short-term trading causes the Fund to have a high portfolio turnover rate, which could, in turn, generate higher transaction costs (due to commissions or dealer mark-ups and other expenses), and reduce the Fund's investment performance.  In addition, a high level of short-term trading may increase the amount of taxable income recognized by shareholders of the Fund, may reduce the after-tax returns of the shareholders, and, in particular, may generate short-term capital gains, which are taxed at ordinary income tax rates.

Investing Defensively.  The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to what the Adviser or Sub-Advisers believe are adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of money market funds or (ii) holding some or all of its assets in cash or cash equivalents.  The Fund may not achieve its investment objective while it is investing defensively.  During these times, the Adviser and Sub-Advisers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

Warrants and Rights.  The Fund may purchase warrants and rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Foreign Trading Advisor risk.  The Adviser expects that some of the Trading Advisors will be located outside of the United States. Depending upon their jurisdictions, such Trading Advisors may be subject, among other things, to less rigorous reporting requirements than U.S. Trading Advisors, less rigorous regulatory and compliance requirements, and less protective legal systems and laws relating to shareholders’, investors’ and/or clients’ rights. It may also be more difficult for the Fund to enforce legal judgments against Trading Advisors located outside the United States.

Subsidiary Risk.  By investing in a Subsidiary and in Trading Entities, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s and the Trading Entities’ respective investments.  The Subsidiary and the Trading Entities are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax Risk.  To qualify for the tax treatment available to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.”  Income derived from direct investments in commodities is not “qualifying income.”  The U.S. Internal Revenue Service (the “IRS”) has indicated in a revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.”  In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent.  Moreover, IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area.  The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings.  Based on the reasoning applied by the IRS in those rulings, the Fund intends to take the position that income from its investments in commodity-linked notes and in a Subsidiary will constitute “qualifying income.”  In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.”  The tax treatment of the Fund’s investment in commodity-linked notes and the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code.  In that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or a Subsidiary as “qualifying income,” the Fund and the Adviser will consider what action to take, including potentially liquidating the assets of the Fund held in the Subsidiary.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

MANAGEMENT

The Fund was established as a series of shares offered by Arden Investment Series Trust (the “Trust”), which was organized under the laws of the State of Delaware on April 11, 2012.  The Fund is a diversified, open-end management investment company registered under the 1940 Act and is commonly known as a “mutual fund.”  The Fund has retained the Adviser to manage all aspects of the investments of the Fund (including oversight of the Sub-Advisers).

Investment Adviser. Arden Asset Management LLC, located at 375 Park Avenue, 32nd Floor, New York, New York 10152, manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”).  The Adviser, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940.

The Adviser is an independent investment management firm dedicated exclusively to creating and managing portfolios of hedge funds since 1993.  The Adviser provides investment advisory services and management services to commingled hedge funds and registered investment companies, including an open-end mutual fund which is the initial series of the Trust that was launched in 2012.  The Adviser also serves as investment manager or management company to other customized portfolios on either a discretionary or non-discretionary basis.  As of March 31, 2013, the Adviser had more than $6.3 billion in assets under management.

The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, and maintains related records.

Under the Advisory Agreement, the Fund pays the Adviser a monthly fee that is accrued daily at an annual rate that declines on additional assets as the Fund grows, as follows (applicable to each Share Class):  1.85% of the first $1 billion of average annual net assets of the Fund, 1.65% of the next $1 billion and 1.50% of average annual net assets over $2 billion.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding any Underlying Fund fees and expenses, fees paid pursuant to a Rule 12b-1 plan, dividend and interest expenses on short sales as well as other investment-related expenses, such as transaction costs, commissions, costs related to any securities lending program, inverse floater program fees and expenses, and interest, taxes and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.50% per annum of the Fund's average daily net assets (the “Expense Limitation”). Additionally, the Expense Limitation Agreement provides that the Adviser will waive its advisory fee payable under the Advisory Agreement to the extent necessary to reimburse the Fund for any management fees to which it is subject as an investor in Underlying Funds that are not exchange-traded funds. In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect through the conclusion of the Fund’s third full fiscal year, unless sooner terminated at the sole discretion of the Board.

A discussion regarding the basis for the Board's approval of the Advisory Agreement will be available in the Fund's first report to shareholders.

Adviser's Portfolio Managers.   The management of the Fund's portfolio is the responsibility of the Adviser's Investment Committee, which is comprised of, with respect to the Fund, Averell H. Mortimer, Henry P. Davis, Ian McDonald and Shakil Riaz.

Averell H. Mortimer.  Mr. Mortimer is the Founder and Chief Executive Officer of the Adviser.  Mr. Mortimer is also chairman of the Adviser's Investment Committee and is responsible for the firm's overall investment process. With over twenty years experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University's School of Business in 1984.

Henry P. Davis.  Mr. Davis is a Managing Director at the Adviser and is a member of the Adviser's Investment Committee.  Mr. Davis is responsible for supervising the firm's research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions.  Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Ian McDonald.  Mr. McDonald is a Managing Director at the Adviser and is a member of the Adviser's Investment Committee.  Mr. McDonald is responsible for supervising the firm's research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds.  Mr. McDonald works out of, and is responsible for managing, the Adviser's London office. Prior to joining the Adviser, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group's European Capital Introduction division.  In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations.  Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers.  Prior to that, he was based in Cambridge's Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an MA (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.

Shakil Riaz.  Mr. Riaz is a Managing Director at the Adviser and is a member of the Adviser's Investment Committee.  Mr. Riaz is  actively involved in manager selection and portfolio construction.  Mr. Riaz is also responsible for leading the investment process for the Arden PropPartners funds.   Previously, he was the Chief Investment Officer of J.P. Morgan PropPartners Management Corp (“JPM PP”).  Prior to JPM PP, he was Chief Investment Officer for the Capital Markets Investment Program since 1994, and prior to joining the Investment Bank in New York, Mr. Riaz was General Manager of the predecessor Chemical Bank's offices in Cairo, Bahrain and Singapore from 1983-1991.  He joined Chemical Bank in 1976 in the International Operations Group, transferring to the Middle East territory of the International Division in 1980.  Mr. Riaz holds a B.S. in Aerospace and Mechanical Engineering from Princeton University, a graduate diploma from the University of Stockholm and a M.B.A. from the Fuqua School of Business at Duke University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers (including related conflicts of interest) and the Portfolio Managers' ownership of Shares.

Sub-Advisers.  The Adviser and the Trust have been granted an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Adviser to engage additional unaffiliated subadvisers, and to enter into and materially amend an existing or future subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board of Trustees, without obtaining shareholder approval. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order.

A discussion regarding the basis for the Board's approval of the Sub-Advisory Agreements will be available in the Fund's first report to shareholders.

About the Fund’s Wholly-Owned Subsidiary.  The Subsidiary is an exempted company organized under the laws of the Cayman Islands.  The Fund will invest in the Subsidiary in order to gain exposure to certain investments, including commodities investments, within the limitations of Subchapter M of the Code, applicable to “regulated investment companies.” The Fund will invest no more than 15% of its assets in the Subsidiary.

The Subsidiary is overseen by its own board of directors.  However, the Fund’s Board maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund.  The Adviser is responsible for the Subsidiary’s day-to-day business pursuant to the Advisory Agreement, and the Sub-Adviser selects the Subsidiary’s investments pursuant to an Addendum to the Sub-Advisory Agreement with the Adviser.  Under these agreements, the Adviser and the Sub-Advisers provide the Subsidiary with the same type of management and sub-advisory services, under the same terms as are provided to the Fund.  The Subsidiary has entered into addendums to the Fund's administrative and custody agreements for the provision of the same services as are being provided to the Fund.  The Subsidiary will bear the fees and expenses incurred in connection with the advisory, administrative and custody services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, the Adviser will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund.  The Adviser will also treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.  The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on a consolidated basis with the Subsidiary and any investment adviser to the Subsidiary serves as such in compliance with the provisions of the 1940 Act.  The Subsidiary also complies with applicable provisions of the 1940 Act relating to affiliated transactions and custody.  The custodian of the Fund serves as the custodian of the Subsidiary.

Please refer to the SAI for additional information about the organization and management of the Subsidiary.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan which allows the Fund to pay distribution and service fees for the sale and distribution of Class A, Class C, Class R and Class W Shares of the Fund.  Because these fees are paid, on an ongoing basis, out of the Fund's assets attributable to the Shares, these fees will increase the cost of your investment over time.  Shareholders holding Class A Shares will pay distribution and service fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Class A Shares.  Class C Shareholders will pay distribution and service fees at an annual rate not to exceed 1% of the average daily net assets of the Fund attributable to Class C Shares.  Class R Shareholders will pay distribution and service fees at an annual rate not to exceed 0.50% of the average daily net assets of the Fund attributable to Class R Shares.  Shareholders holding Class W Shares will pay distribution and service fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Class W Shares.

SHAREHOLDER INFORMATION

The net asset value (“NAV”) of the Fund's Shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business (the “Valuation Time”).  To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of Shares outstanding.  To the extent the Fund offers multiple classes of Shares, the NAV of various classes of the Fund may vary because of the different expenses that may be charged against Shares of different classes of the Fund, including transfer agency and 12b-1 fees.

Shares are bought at the public offering price per share next determined after a request has been received in proper form.  The public offering price of the Shares is equal to the NAV.  Shares held by you are sold at the NAV per share next determined after a request has been received in proper form.  Any request received in proper form before the Valuation Time will be processed the same business day.  Any request received in proper form after the Valuation Time will be processed the next business day.

Securities listed on the Nasdaq National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ's best offer price if the last trade price is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price).  If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund.  If no sale is shown on NASDAQ, the bid price will be used.  If no sale is shown and no bid price is available, the price will be deemed “stale” and the value will be determined in accordance with Board-approved fair valuation procedures.

U.S. exchange traded securities, other than NASDAQ securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded.  If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges.

Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange.  As it relates to certain markets (e.g., Russian, Thailand), if there is no activity on the exchange in which a Fund’s security trades, a price comparable security trading on a different exchange will be used.

Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.

If market quotations are not readily available, securities and other assets, will be valued at fair value pursuant to procedures adopted in good faith by, and under the supervision of, the Board.  The Fund may also use fair value to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund's net asset value calculation.

Since trading in many foreign securities is normally completed before the time at which the Fund calculates its NAV, events or market fluctuations affecting the value of such securities held by the Fund that occur between the close of trading in the security and the time at which the Fund prices its portfolio securities would not be reflected in the Fund’s calculation of its NAV if foreign securities are generally valued at their closing prices.  To address this issue, the Board has approved procedures that implement fair valuations of foreign equity securities (excluding Canadian, Mexican and ADR securities priced on a domestic exchange) as a result of movements in U.S. markets (following the close of various foreign markets) that, on any given day, exceed certain Fund-approved triggers or thresholds.  One or more independent fair valuation pricing services may be retained to assist in the fair valuation process for foreign securities.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Adviser, its representatives on the Fund’s pricing committee, and/or other agents of the Fund/Board, operating under procedures approved by the Board, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund's net asset value by such traders.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units.  The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service.  Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S.  Foreign exchange rates also are determined before such close.  On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time that determination of such values or exchange rates are made and the time that the net asset value is determined.  When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

In accordance with these policies, investments in Underlying Funds are valued at their “fair values.”  Ordinarily, this will be the values determined by the managers of the Underlying Funds (“Managers”) in accordance with the Underlying Funds' valuation policies and as reported by the Managers.  As a general matter, the fair value of the Fund's interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from the Fund if the Fund's interest were redeemed.  The Fund may not be able to verify valuation information given to the Fund by the Managers.  In the unlikely event that an Underlying Fund does not report a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that Underlying Fund based on all relevant circumstances which may include the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its assets.  The Board has determined that any values of interests in Underlying Funds reported as “estimated” or “final” values (using the nomenclature of the private investment fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

Before investing in any Underlying Fund (that is not a registered investment company), the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments.  Furthermore, prior to the Fund investing in an Underlying Fund (that is not a registered investment company), the Adviser will seek confirmation from the Manager that, in the event the Manager allocates Underlying Fund assets to a special investment account or side pocket:  (i) the valuations as provided to the Fund are reflective of the most recently computed fair value of the special investment account or side pocket by the Manager; and (ii) the Manager computes the fair value of the special investment account or side pocket at least on an annual basis.

The Fund's valuation procedures adopted require the Adviser to consider all relevant information available at the time the Fund values its assets.  The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Manager does not represent the fair value of the Fund's interests in an Underlying Fund.  Following procedures adopted by the Board, the Adviser could value the Fund's investment in an Underlying Fund at the Underlying Fund's net asset value as reported at the time of valuation, or, if appropriate and in light of the relevant circumstances, adjust such value to reflect a premium or discount to net asset value.  Any such decision must be made in good faith, and subject to the review of the Board.

Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on redemptions of Shares and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.  If the net asset value of a mutual fund is not accurate, purchasing or redeeming shareholders may pay or receive too little or too much for their shares and the interests of remaining shareholders may become overvalued or diluted.

PURCHASING AND REDEEMING SHARES

Share Class Alternatives.  The Fund offers Class A Shares, Class C Shares, Class R Shares, Class W Shares and Class I Shares.  Each Class of Shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs.

Class A and Class C Shares are offered for investment through authorized securities brokers and other financial intermediaries.  Class R Shares are available through eligible employee benefit plans (“Qualified Plans”) approved by the Fund or the Adviser.  Class W Shares are primarily offered to investors through the following types of products, programs or accounts offered by financial intermediaries:  (1) self-directed accounts on transaction-based platforms that may or may not charge a transaction fee; (2) employer-sponsored retirement plans; (3) certain broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts; and (4) insurance products and bank/trust products where fees are being charged.

Class I Shares are offered to investors meeting the $5 million minimum initial investment that fall into one or more the following categories:  (1) other mutual funds, endowments, foundations, bank trust departments or trust companies; (2) retirement plans such as 401(a), 401(k) or 457 plans; (3) certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund; (4) registered investment advisers investing on behalf of clients in exchange for an advisory, management or consulting fee; (5) certain broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts; and (6) clients of the Adviser.  Class I Shares may also be offered for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

Class A Shares are the only class of Shares of the Fund that charge a front-end sales load (5.75% of the investment amount subject to the breakpoints detailed in the table below) in connection with purchasing Shares.  Purchases of $1,000,000 or more of Class A Shares are subject to a contingent deferred sales charge ("CDSC") of 1% that will be imposed if you sell your Shares within 18 months after purchase.  Also, purchases of Class C Shares are subject to a CDSC of 1% that will be imposed if you sell your Shares within 12 months after purchase.  The CDSC, which applies only to Class C and certain Class A Shares, is assessed on an amount equal to the lesser of the then market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being redeemed.  Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.  In determining whether a CDSC applies to a redemption, it is assumed that the Shares being redeemed first are any Shares in the shareholder’s Fund account that are not subject to a CDSC, followed by Shares held the longest in the shareholder’s account.  Shares that are acquired through reinvested distributions will not be subject to any front-end sales charge or CDSC.

	Amount Invested	Sales Charge as % of the Amount Invested(a)	Sales Charge as % of the Net Amount Invested(a)(b)	Dealer Reallowance or Commission
Class A Shares Breakpoint Schedule
	Under $25,000	5.75%	6.10%	5.00%
	$25,000 - $49,999	5.00%	5.26%	4.25%
	$50,000 - $99,999	4.75%	4.99%	4.00%
	$100,000 - $249,999	3.75%	3.83%	3.25%
	$250,000 - $499,999	2.50%	2.56%	2.00%
	$500,000 - $999,999	2.00%	2.04%	1.75%
	$1,000,000 - $2,999,999	0.00%	0.00%	1.00%
	$3,000,000 or More	0.00%	0.00%	0.50%

(a) Because the amount invested is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the amount invested and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(b) Assumes investment at the maximum amount before the breakpoint.

Besides a one-time purchase of at least $25,000 of Class A Shares, there are two ways in which you may be able to reduce the sales charges that you may pay when you buy Class A Shares of the Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (“ROA”), you may combine the value of eligible accounts* maintained by you and members of your immediate family** to reach a breakpoint discount level and apply a lower sales charge to your purchase of Class A Shares.  To calculate the combined value of your Fund accounts in Class A Shares, the Fund will use the current public offering price per share.  For purposes of obtaining a breakpoint discount through ROA, you may also aggregate your or your immediate family members’ ownership of different classes of Shares.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (“LOI”)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A Shares made within 13 months of the date of your LOI.  Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $25,000.  The required form of LOI may vary by selling agent, so please contact them directly for more information.  Five and three quarters percent of the purchase commitment amount will be placed in escrow.  At the end of the 13-month period, the Shares will be released from escrow, provided that you have invested the commitment amount.  If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed Shares and the remaining balance released from escrow.  To calculate the total value of the purchases you have made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the Shares held in each eligible account.  For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of Shares.

*	Accounts that are eligible for account value aggregation include: individual or joint accounts; Roth and traditional Individual Retirement Accounts; certain Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; and investments in wrap accounts. Accounts that are not eligible for account value aggregation as described above include: accounts of pension and retirement plans with multiple participants; investments in 529 plans, variable annuities, variable insurance products or managed separate accounts; and charitable and irrevocable trust accounts.
**	“Immediate family” includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy Class A Shares.  If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.  To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your Shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents.  You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible.  The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account.  You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

In addition to the reductions or waivers described above, sales charges for Class A Shares may be reduced or waived if you are a selling broker, registered representative, registered investment adviser, financial planner or employee of any broker-dealer authorized to sell Fund Shares (this also applies to spouses and children under the age of 21 of those mentioned) or any affiliate subject to the internal policies and procedures of the broker-dealer or its affiliate.

If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge.  In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge.  You may exercise this privilege only once and must notify the Fund in writing that you intend to do so.  The Fund must receive your purchase order within 120 days of your redemption.

Class C Shares of the Fund are offered at their NAV without a front-end sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C Shares pay 1.00% on an annualized basis of their average daily net assets reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.  Investors are not permitted to purchase $1 million or more of Class C Shares as a single investment per account.  There may be certain exceptions to this restriction for omnibus and other nominee accounts. In these instances, investors may want to consider the lower operating expense of Class A Shares.

Investment professionals who offer Shares typically require the payment of fees from their individual clients.  If you invest through a third party, their policies and fees are in addition to those described in this Prospectus.  For example, third parties may charge transaction or asset-based fees, or set different minimum investment amounts.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Shares.  These requests are at the NAV next determined after the intermediary receives the request.  These intermediaries are responsible for transmitting requests and delivering funds on a timely basis.  If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an institution, you will have to follow their procedures for transacting with a Fund.  For more information about how to purchase or sell Fund Shares through a financial intermediary or an institution, you should contact them directly.  Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and institutions.

The Fund reserves the right to reject any specific purchase order for any reason.  The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations.

Minimum Investments.  The minimum initial investment for Class A, Class C, Class R Shares and Class W Shares is $1,000.  Subsequent investments for those classes must be made in amounts of $500 or more.  The minimum initial investment for Class I Shares is $5,000,000 (with subsequent investments subject to a $1,000 minimum).  The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion.  In fact, for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund for Class I Shares is $1,000 and subsequent investments must be made in amounts of $100 or more.  The Fund may also waive the minimum investment requirement for purchases by other affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs).  The subsequent investments minimum amount may be waived in the discretion of the Adviser.  The Board may also change minimum investment amounts at any time.  The Fund retains the right to refuse to accept an order.

Share Transactions.  Eligible shareholders may purchase additional Shares or redeem Shares by contacting any broker or investment professional authorized by the Fund to sell Shares, by contacting the Fund at U.S. Bancorp Fund Services, LLC; P.O. Box 701; Milwaukee, WI 53201-0701 or by telephoning 1-866-773-7145.  Brokers may charge transaction fees for the purchase or sale of the Fund's Shares, depending on your arrangement with the broker.

Customer Identification Program.  To comply with the USA PATRIOT Act of 2001 and the Fund's Anti-Money Laundering Program, you are required to provide certain information to the Fund when you purchase Shares.  As a result, the Fund's transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”), is required to verify certain information on your account application.  As requested on the application, you must supply:

○	Full name;
○	Date of birth (for individuals);
○	Permanent street address (not a post office box, although you may still use a post office box as your mailing address); and
○	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database.  Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your Shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail.  For initial purchases by eligible investors, the account application, which accompanies this Prospectus, should be completed, signed and mailed, together with your check payable to the Fund, to the Fund at the following address:

By Regular Mail: U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: U.S. Bancorp Fund Services, LLC 615 East Michigan, 3rd Floor Milwaukee, WI 53202

For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such services, or receipt at a USBFS  post office box, of purchase orders does not constitute receipt by the Transfer Agent of the Fund.

All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier's checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.  The Fund is also unable to accept post dated checks, post dated online bill pay checks, or any conditional order or payment.

NOTE:            USBFS will charge your account a $25 fee for any payment returned.  In addition, you will be responsible for any losses suffered by the Fund as a result.

Investing by Wire.  If you are making an initial investment in the Fund by wire transfer, please contact the Fund by phone before you wire funds to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and within 24 hours a service representative will provide you with an account number and wiring instructions.  You may then contact your bank to wire funds according to the instructions you were given.  Your initial purchase will be placed as of the date the funds are received, provided the funds are received before the close of the market.  If the funds are received after the close of the market, your shares will be purchased using the next business day's closing NAV.

For subsequent investments by wire, please contact the transfer agent at 1-866-773-7145 prior to sending your wire.  This will alert the Fund to your intention and will ensure proper credit when your wire is received.  Instruct your bank to wire transfer your investment to:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Arden Alternative Strategies II Fund
(Shareholder Name, Shareholder Account #)

Investing by Telephone.  If you have completed the Telephone Options section of the New Account Application, eligible shareholders may purchase additional shares of the Fund (in amounts of $500 or more for Class A, Class C, Class R and Class W shares) by telephoning shareholder services toll free at 1-866-773-7145. This option allows you to move money from your bank account to the Fund account upon request.  Only bank accounts held at U.S. banks that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  Shares will be purchased in your account at the appropriate price determined on the day of your order, as long as your order is received prior to 4:00 p.m. Eastern time.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  If your payment is rejected by your bank, the transfer agent will charge your account a $25 fee.

General.  The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of any class of Shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Redeeming Shares.  You may redeem Shares at any time and in any amount by contacting any broker or investment professional authorized by the Fund to sell Shares or by contacting the Fund by mail or telephone. For your protection, USBFS, the Fund's transfer and dividend disbursing agent, will not redeem your Shares until it has received all information and documents necessary for your request to be considered in “proper order.”  The Transfer Agent will promptly notify you if your redemption request is not in proper order.  The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.  The Fund's procedure is to redeem Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order.  Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order.  The Fund may suspend the right to redeem Shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days.  Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming Shares and to eliminate the need for backup withholding.

By Mail.  To redeem Shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered to the following address:

By Regular Mail: U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: U.S. Bancorp Fund Services, LLC 615 East Michigan, 3rd Floor Milwaukee, WI 53202

Certain written requests to redeem Shares may require signature guarantees.  For example, signature guarantees may be required if you sell a large number of Shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address.  Signature guarantees are used to help protect you and the Fund.  You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public.  Please call the Fund at 1-866-773-7145 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.  There is no charge to shareholders for redemptions by mail.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with such services, or receipt at a USBFS post office box, of a redemption request does not constitute receipt by the Transfer Agent of the Fund.

By Telephone.  Eligible shareholders may redeem Shares by telephone if they requested this service on the initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Fund.  Once your telephone authorization is in effect, you may redeem Shares by calling the Fund at 1-866-773-7145.  There is no charge for establishing this service.  The Transfer Agent may change the charge for this service at any time without prior notice.  If it should become difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Fund at the overnight or express mail address above.

Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

o	Your Fund Account number;
o	The name in which your account is registered;
o	The social security or tax identification number under which the account is registered;
o	The address of the account holder, as stated in the account application.

By Wire.  If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Fund. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Redemptions In Kind.  The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.”  This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund's Shares that could adversely impact the Fund's operations.  A redemption in kind will consist of securities (which can include interests held in an Underlying Fund) equal in market value to the Shares being redeemed.  When you convert these securities to obtain cash, you will pay brokerage charges.

Exchanging Fund Shares.  Generally, exchanging Shares is not permitted.  However, accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange Class A Shares or Class C Shares for Class W Shares or Class I Shares (if eligible), or Class W Shares for Class I Shares (if eligible).  Any account with an outstanding CDSC liability will be assessed the CDSC before converting to Class W Shares or Class I Shares. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Fund’s distributor.  An exchange of shares for shares of a different class generally should not be a taxable event for the exchanging shareholder.

In certain limited circumstances, accounts participating in wrap-fee programs or held through a registered investment adviser may exchange Class W Shares for Class A Shares.  Class W Shares and Class I Shares may be converted to Class A Shares if the Class W Shares or Class I Shares are held in an investment option that no longer permits the use of Class W Shares or Class I Shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Class W Shares or Class I Shares.  Conversions out of Class I Shares will result in the investor being subject to higher ongoing fees and expenses.  Exchanges to Class A Shares will not be subject to an initial sales charge, however, future purchases may be subject to a sales charge, if applicable.  In order to exchange shares, a representative of the wrap fee program or a registered investment adviser must follow the procedures set forth by the Fund’s distributor.

Due to policies, procedures or systems functionality limitations at your financial intermediary, your ability to exchange between Share classes may be limited.  Please consult your financial representative for more information.

ADDITIONAL INFORMATION

Signature Guarantees.  To help protect you and the Fund from fraud, signature guarantees are required for:  (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of Shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.  Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of Shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:  (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of Shares being redeemed.  The Fund may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions.  Notarization is not an acceptable substitute.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program.

Proper Form.  Your order to buy Shares is in proper form when your completed and signed account application and check or wire payment is received.  Your written request to sell Shares is in proper form if the following information is included:

o	The name of the Fund and Class of shares;
o	The dollar amount or number of shares being redeemed;
o	The account registration number; and
o	The signature of all registered shareholders (including when a signature guarantee is necessary).

Small Accounts.  Due to the relatively higher cost of maintaining small accounts, upon 60 days' notice, the Fund may redeem Shares in your account if it has a value of less than the required minimum investment.  If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur.  The Fund will not close your account if it falls below the required minimum solely because of a market decline.  The Fund reserves the right to waive this fee.

Frequent Purchases and Sales of Fund Shares.  Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by the Adviser, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders.  For example, in order to handle large flows of cash into and out of the Fund, the Adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective.  Frequent trading may cause the Fund to sell securities at less favorable prices.  Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

Funds (such as this Fund) that invest in foreign securities may be at a greater risk for excessive trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as “price arbitrage”).  In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences.  To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, there remains potential for short-term arbitrage trades to dilute the value of Fund Shares.

 Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional purchases of Fund Shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities.  The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of Fund Shares.  For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund Shares, but the Fund reserves the right to reject any purchase of Fund Shares with or without prior notice to the account holder.  In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases of Fund Shares by that account.  Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures are sought to be applied uniformly to all shareholders and the Fund seeks not to accommodate market timers.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future.  Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts.  As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed.  In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund Shares, even when the trading is not for abusive purposes.

How to Transfer Shares.  If you wish to transfer Shares to another owner, send a written request to the Fund. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for Shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring Shares, call the Fund at 1-866-773-7145.

Account Statements and Shareholder Reports.  Each time you purchase, redeem or transfer Shares, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications.  The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary.  Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at 1-866-773-7145.

General.  The Fund will not be responsible for any losses from unauthorized transactions (such as purchases or sales) if it follows reasonable security procedures designed to verify the identity of the investor.  You should verify the accuracy of your confirmation statements immediately after you receive them.

Abandoned Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State's abandoned property laws.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions.  Dividends from net investment income, if any, are declared and paid annually.  The Fund intends to distribute annually any net capital gains.  Dividends and distributions will automatically be reinvested in additional Shares, unless you elect to have the distributions paid to you in cash.  There are no sales charges or transaction fees for reinvested dividends and all Shares will be purchased at NAV.  Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in Shares.

Taxes.  The Fund intends to qualify as a regulated investment company.  The following discussion assumes that the Fund will so qualify. In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gains.  This is true whether you reinvest your distributions in additional Shares or receive them in cash.  Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains without regard to how long you have owned your Shares.  Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gains.  Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.  Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell Shares, you may have a capital gain or loss.  The individual tax rate on any gain from the sale or redemption of your Shares depends on how long you have held your Shares.

The one major exception to these tax principles is that distributions on, and sales and redemptions of, Shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

Fund distributions and gains from the sale or redemption of your Shares may also be subject to foreign, state and local income tax.  Non-U.S. investors may be subject to U.S. withholding and estate tax.

By law, the Fund must withhold 28% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so.  Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Investors are urged to consult their own tax advisors regarding federal (including the application of the alternative minimum tax), state, local and non-U.S. tax consequences to them of investing in the Fund.  For more information regarding the U.S. tax treatment of an investment in the Fund, please refer to the SAI dated June 26, 2013, which is on file with the SEC and is incorporated by reference into this Prospectus.

PRIVACY NOTICE

IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY

This Privacy Notice describes the policies of the Fund and the Adviser (collectively, “us”, “we”) with respect to nonpublic personal information of investors, prospective investors and former investors. These policies apply to individuals only and are subject to change.

The Adviser collects and maintains nonpublic personal information about investors as follows:

•	Information we receive in subscription agreements, investor questionnaires and other forms which investors complete and submit to us, such as names, addresses, phone numbers, social security numbers, and, in some cases, employment, asset, income and other household information;
•	Information we receive and maintain relating to an investor's capital account, such as profit and loss allocations and capital withdrawals and additions;
•	Information about investments in and other transactions with the Fund and its affiliates; and
•	Information we receive about an investor from the investor's purchaser representative, financial advisor, investment consultant or other financial institution with whom the Adviser or the Fund has a relationship and/or whom the investor may have authorized to provide such information to the Adviser or the Fund.

We do not disclose any nonpublic personal information about investors or former investors to any third parties except as may be required by law.  We may, however, disclose information about an investor or former investor to a person acting in a fiduciary or representative capacity on behalf of such investor or former investor (such as an IRA custodian or Trustee of a grantor trust), as well as to various third-party agents of the Fund as part of the necessary and routine operations of the Fund, including the Fund's legal counsel, auditors, administrator and bank.
On all occasions when it is necessary for us to share this information with these third-party agents, we require that such information only be used for the limited purpose for which it is shared and advise these third-party agents not to further share this information with others except to fulfill that limited purpose.

We take the responsibility to protect the privacy and confidentiality of investor information very seriously.  We maintain appropriate physical, electronic and procedural safeguards to guard investors' nonpublic personal information.  We provide investors with a Privacy Notice as part of their subscription materials and annually after that.  If we change the privacy policies to permit sharing additional information we have about investors or to permit disclosures to additional types of parties, the investors will be notified in advance, and, if required by law, the investors will be given the opportunity to opt out of such additional disclosure and to direct us not to share investor information with such parties.

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

Annual and Semi-Annual Reports.  The Fund will publish annual and semi-annual reports to shareholders that will contain detailed information on the Fund's investments.

Statement of Additional Information (“SAI”).  For more information about the Fund, you may wish to refer to the SAI dated June 26, 2013, which is on file with the SEC and is incorporated by reference into this Prospectus.

You can obtain a free copy of the SAI and the annual and semi-annual reports, when available, by writing to the Fund, c/o U.S. Bancorp Fund Services, LLC; P.O. Box 701; Milwaukee, WI 53201-0701 or by calling toll free 1-866-773-7145.  General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C.  Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-1520.

(Investment Company Act File No. 811-22701)

SUPPLEMENT DATED SEPTEMBER 10, 2013
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JUNE 26, 2013

Arden Alternative Strategies II

Series of Arden Investment Series Trust

The Fund intends to commence operations on or about November 1, 2013 and shares of the Fund are expected to be made available to the general public following November 27, 2013. Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus and Statement of Additional Information (“SAI”). Please retain this Supplement for future reference.

I.  Offering of Shares and Contingent Deferred Sales Charge

The second paragraph in the Fund section of the Fund’s SAI is replaced with the following:

This SAI relates to Class A shares, Class C shares, Class I shares, Class R shares and Class W shares. Only Class A shares impose any impose any front-end sales charge. Certain Class A Share purchases and all Class C Share purchases are subject to a contingent deferred sales charge imposed on Shares sold within 18 and 12 months, respectively, after purchase. Class A, Class C, Class R and Class W shares charge distribution and service (i.e., Rule 12b-1) fees.

The second paragraph in the Distribution section of the Fund’s SAI is replaced with the following:

The Fund offers Class A, Class C, Class I, Class R and Class W shares. Only Class A shares impose any front-end sales charge. Certain Class A Share purchases and all Class C Share purchases are subject to a contingent deferred sales charge imposed on Shares sold within 18 and 12 months, respectively, after purchase.

The first paragraph in the General Information section of the Fund’s SAI under the sub-heading “Description of Shares” is replaced with the following:

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Fund is a series of shares of the Trust, and the Fund offers Class A, Class C, Class I, Class R and Class W shares. The Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to the Fund and the Arden Alternative Strategies Fund) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

II.  Principal Investment Strategies

The following paragraph replaces the second paragraph in the Additional Information on Portfolio Investments, Strategies and Risks sub-section located within the Fund Objective, Investments, Strategies and Risks section of the Fund’s SAI:

In pursuing the Fund’s objective, Arden Asset Management LLC (the “Adviser”) seeks to enable the Fund to achieve a low beta to the major equity and fixed income markets, through the allocation of the assets of the Fund among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment strategies.

III.  Management of Wholly-Owned Subsidiaries

In the Organization and Management of Wholly-Owned Subsidiaries sub-section located within the Management of the Trust section of the Fund’s SAI, the following individuals serve as Directors of the Subsidiary:

NAME, AGE, AND POSITION WITH THE SUBSIDIARY	TERM OF OFFICE AND LENGTH OF TIME SERVED AT THE SUBSIDIARY	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Averell H. Mortimer	Indefinite/From November 2012
Founder and Chief Executive Officer of the Adviser. Mr. Mortimer is also chairman of the Adviser's Investment Committee and is responsible for the firm's overall investment process. With over twenty years' experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University's School of Business in 1984.

Henry P. Davis	Indefinite/From November 2012
Managing Director at the Adviser and member of the Adviser's Investment Committee. Mr. Davis is responsible for supervising the firm's research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

IV.  Minimum Initial Investment

The following paragraph replaces the third paragraph in the Additional Information About Purchases and Sales section of the Fund’s SAI:

The Fund reserves the right to reject any purchase order and to cease the offering of shares. The minimum initial investment for Class A, Class C, Class R and Class W Shares is $1,000. Subsequent investments for those classes must be made in amounts of $500 or more. The minimum initial investment for Class I Shares is $5,000,000 (with subsequent investments subject to a $1,000 minimum). The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. In fact, for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund for Class I Shares is $1,000 and subsequent investments must be made in amounts of $100 or more. The Fund may also waive the minimum investment requirement for purchases by other affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The subsequent investments minimum amount may be waived in the discretion of the Adviser. The Board may also change minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.